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[LOGO]
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                                  HANSBERGER
                             ---------------------
                                 INSTITUTIONAL
                                    SERIES
                             ---------------------
ANNUAL REPORT

December 31, 2001

International Value Fund

Emerging Markets Fund

                            LETTER TO SHAREHOLDERS

Hansberger Institutional Series
International Value Fund
Emerging Markets Fund

February 15, 2002

Dear Fellow Shareholder:

   2001 was filled with crisis and opportunity and proved to be a challenging year for global equity markets. While the most notable occurrence was the tragedy of September 11th, investors were faced with a string of economic and corporate events. These included eleven aggressive rate cuts by the United States Federal Reserve (the "Fed"), the collapse of a respected Fortune 500 company, the collapse of the currency board in Argentina, the statistical achievement of a recession for the US economy, an increasing number of people seeking unemployment benefits globally, the acceptance of China into the World Trade Organization, an energy crisis in California, and threats to OPEC's control over oil prices, to name a few. Clearly, investors had a myriad of events to which to react over the year.

   Initial enthusiasm for European and Japanese stocks was led by the belief that the global economy would not suffer from a recession in the United States as Europe, and to a much lesser extent, Japan would become the world's engines for economic growth. By March, however, the GDP numbers coming out of Europe and Japan suggested that this was unlikely and for much of the summer the discussion over where the next leg of economic growth would originate from continued. Post September 11th, global equity markets recovered from their initial shock with an expectation that the US economy would lead the global economic recovery - the timing and intensity of this recovery is, however, still being debated. In 2001, bond markets rallied on the back of lower interest rates. On the currency front, the US dollar continued to show strength by gaining 14.8% against the Japanese yen (the largest drop for the yen against the US dollar since 1989), 2.6% against the British pound sterling and 5.4% against the European euro.

   As we look toward 2002 and chart our expectations for the macroeconomic environment we anticipate:

      1) A recovery in the US economy, following a year of substantial interest rate cuts and fiscal stimulus measures that should give some confidence to the consumer,

      2) A recovery in the Euro-zone buoyed by the introduction of a single currency note, the European Euro, which takes the new currency from an abstract concept to a reality, and further interest rate cuts by the European Central Bank ("ECB") as inflationary fears fade away,

      3) Emerging economies, many of which are in substantially better shape than they were in the 1997-1998 crisis, shunning the effects of Argentina and playing to their dual tune of domestic demand and export-led recovery, and

      4) The continued lethargy of the Japanese economy after eleven years of inaction and our continued selective investment approach in those companies whose valuations justify our patience.

   As these events unfold, we believe that equities as an asset class will be rewarded while bonds may have seen their peak. This scenario, if proven to be true, would certainly help the global equity markets and add to the performance of your portfolio. Our investing style continues to focus on identifying value at the company and sector level and investing in those companies with sensible, sustainable, long-term businesses whose securities are currently mispriced by the financial markets.

   Given the valuations that we see in certain sectors and our belief in an economic recovery, your portfolio is geared towards sectors that will benefit from global GDP growth, while maintaining a sufficient balance of "defensive" holdings. Your portfolio has significant exposure to companies in the industrial, material, and consumer discretionary sectors, which tend to be more cyclical, yet retains a substantial holding in the more traditional defensive sectors, like consumer staples, utilities, and health care. In telecoms, your portfolio has a higher exposure to the fixed-line rather than mobile side of the business; it also holds a few technology names. The portfolio's holdings in emerging markets, which were good performers this past year, reflect our enthusiasm for investing in the many well-managed and inexpensive companies that happen to be headquartered in countries outside of the developed world.

   Our discipline continues to lead us to evaluate opportunities that lie a year or two ahead, rather than focus on the immediate and popular desire to react to every sliver of information. While there is uncertainty over the near term outlook for global growth, we believe that the aggressive interest rate cuts by the Fed (interest rates are at their lowest level since the 1960's), the Bank of England and possibly more cuts by the ECB will aid in preventing a steep and prolonged recession.

   As we begin a new year, we expect to see calm restored to global financial markets and anticipate equities to be a place of choice. In our view, the aggressive valuations prevalent in previous years will not prevail, nor will the undue pessimism in the days immediately following September 11th. We believe that your portfolio will be rewarded by being positioned in companies and sectors that will benefit from moderate economic growth.

   We thank you for the confidence that you have placed in us and look forward to meeting with you at your convenience to discuss your portfolio.

                                          For the Hansberger Institutional
                                            Series
                                          Thomas L. Hansberger, CFA
                                          Chief Investment Officer
                                          Hansberger Global Investors, Inc.

                                          Ajit Dayal
                                          Deputy Chief Investment Officer
                                          Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the year ended December 31, 2001

   2001 was a challenging year for global investing. Investor confidence, already waning in the first half due to the deterioration in the outlook for global GDP growth and corporate earnings, was severely taxed by occurrences such as the energy crisis in California, the collapse of the currency board in Argentina and the September 11th attack by terrorists on the World Trade Center in New York City.

   As investors began sorting out the impact of these various events on their investments and as they looked forward to potentially improving fundamentals in 2002, most markets regained in the last quarter of the year some of the losses accrued during the first three. Japan, however, remained a marked exception. An anemic recovery in the Japanese stock market in the fourth quarter was more than offset by a drop in the yen by over 5% during the same period. Plagued by little visibility of a domestic economic recovery and by continued concerns over the fiscal strength of Japanese banks, the yen fell over 14% and assisted Japan in becoming one of the worst performing developed markets in 2001.

   Some developing markets, however, shrugged off world events and the Argentina crisis. Good performance by stocks in the Russian resource, Taiwanese and Korean technology and Mexican telecommunications sectors pushed their returns for their respective markets into positive territory for 2001. In 2001, a positive return in any stock market, however, was the anomaly rather than the rule.

Fund performance for the year ended December 31, 2001.

   The Fund's total return for 2001 was -15.41% versus the MSCI ACWI Free Ex U.S. Index (the "Index") return of -19.50%. During 2001, the geographic distribution of the holdings of the fund significantly impacted the International Value Fund's (the "Fund's") performance. On a regional basis, Japan was the greatest detractor from performance, although the Fund's lower weighting versus the Index assisted its relative performance. The Fund's relatively higher weighting than the Index in the developed markets in Asia Ex Japan; however, as well as stock selection in those markets positively impacted relative performance. Stock selection in Europe Ex UK, where the Fund was overweight, helped the relative returns of the Fund. On average, the Fund was slightly underweight Emerging Markets, but absolute, overall positive performance of the Fund's holdings in this region, contributed significantly to the Fund's outperformance versus the Index.

   The sector exposure and the specific stocks held within several sectors also impacted the relative performance of the Fund. The retreat in price of many of the Fund's industrial holdings following September 11th and the Fund's overweight position in this sector hurt performance, while stock selection and an underweight position in IT stocks helped performance. The Fund's consumer discretionary holdings greatly assisted relative performance even though the Fund was underweight this sector. Stock selection in the materials and telecommunications sectors, both of which the Fund was on average close to neutrally weighted, was a positive contributor to performance.

Market Outlook

   Most governments employed expansionary fiscal policies in 2001, such as deficit spending or interest rate cuts, that should lead to a pick-up in consumer and industrial spending in most of the developed countries in the world during 2002. The timing and the magnitude of a recovery in global GDP, however, are difficult to gauge. As such, we remain focused on finding and retaining stocks of high quality with attractive valuations that discount an uncertain global economic time-line, and which in our view should do well during a global economic recovery. We remain less than sanguine on a solid recovery in Japan and expect the Fund to remain underweight that market. In general, the Fund's Japanese holdings are geared to improvements in the global rather than domestic economy and that may benefit from a depreciating yen. In addition, to the extent the Fund invests in Japanese companies that have a more domestic emphasis, we do so anticipating they will improve earnings as they implement their particular management strategies. We are very optimistic regarding the opportunities in many emerging markets where growth appears better than that of many developed markets and where stocks are trading at a discount to their global competitors.

   Thank you for your interest and investment in the International Value Fund. The analysts and portfolio managers at Hansberger Global Investors look forward to continuing to serve you utilizing our fundamental, value-based, disciplined investment approach.

                                          For the International Value Fund Team
                                          Lauretta A. ("Retz") Reeves, CFA
                                          Managing Director of Research
                                          Hansberger Global Investors, Inc.

  Change in value of a $10,000 Investment in the Hansberger International Value Fund vs. MSCI EAFE Index and MSCI ACWIxUS Index 1/1/97-12/31/01


  -----------------------------------------------------------------------------
  Total Return

  -----------------------------------------------------------------------------
                           Hansberger International                    MSCI
  ACWIxUS
  Time Period                  Value Fund         MSCI EAFE Index      Index

  -----------------------------------------------------------------------------
       One Year                      (15.91)%              (21.21)%
  (19.50)%
      Three Year                     (0.72)%               (4.79)%
  (3.63)%
      Five Year                      (2.16)%                1.17%
  0.89%
  Average Annual Since
      Inception (12/30/96)           (2.16)%                1.17%
  0.89%

  -----------------------------------------------------------------------------

                                      [CHART]

         Hansberger International
                Value Fund         MSCI EAFE Index  MSCI ACWIxUS Index
         ------------------------  ---------------  ------------------
  12/96          $10,000               $10,000           $10,000
   1/97           10,178                 9,652             9,816
   2/97           10,366                 9,813             9,996
   3/97           10,247                 9,851             9,975
   4/97           10,326                 9,905            10,059
   5/97           10,642                10,552            10,681
   6/97           11,087                11,136            11,270
   7/97           11,413                11,319            11,498
   8/97           10,894                10,476            10,594
   9/97           11,354                11,065            11,167
  10/97           10,376                10,217            10,216
  11/97            9,881                10,115            10,088
  12/97            9,854                10,206            10,204
   1/98            9,924                10,675            10,510
   2/98           10,578                11,362            11,211
   3/98           11,112                11,715            11,598
   4/98           11,132                11,810            11,681
   5/98           10,669                11,756            11,469
   6/98           10,065                11,847            11,426
   7/98           10,113                11,970            11,535
   8/98            8,315                10,490             9,908
   9/98            8,002                10,171             9,699
  10/98            8,871                11,234            10,715
  11/98            9,214                11,812            11,291
  12/98            9,165                12,281            11,680
   1/99            9,145                12,247            11,667
   2/99            8,828                11,958            11,406
   3/99            9,431                12,460            11,957
   4/99           10,657                12,968            12,555
   5/99           10,351                12,303            11,965
   6/99           11,035                12,786            12,515
   7/99           11,133                13,169            12,808
   8/99           11,112                13,220            12,853
   9/99           10,846                13,356            12,940
  10/99           11,133                13,859            13,421
  11/99           11,245                14,343            13,958
  12/99           11,845                15,633            15,289
   1/00           11,329                14,643            14,460
   2/00           10,978                15,040            14,850
   3/00           11,711                15,626            15,409
   4/00           10,906                14,806            14,549
   5/00           10,731                14,448            14,177
   6/00           11,226                15,016            14,780
   7/00           10,965                14,389            14,197
   8/00           11,058                14,517            14,373
   9/00           10,623                13,813            13,575
  10/00           10,177                13,490            13,144
  11/00           10,001                12,987            12,554
  12/00           10,601                13,451            12,983
   1/01           10,799                13,445            13,178
   2/01           10,124                12,438            12,134
   3/01            9,252                11,614            11,277
   4/01            9,968                12,429            12,044
   5/01            9,854                12,000            11,711
   6/01            9,553                11,514            11,262
   7/01            9,432                11,305            11,011
   8/01            9,265                11,021            10,738
   9/01            8,014                 9,908             9,599
  10/01            8,254                10,161             9,868
  11/01            8,733                10,536            10,319
  12/01            8,967                10,599            10,452



  The above graph compares the Fund's performance with the MSCI Europe Australasia Far East ("EAFE") Index and the MSCI All Country World Index ("ACWIxUS") Free Ex USA. These indices are broad-based unmanaged indices that represent the general performance of international equity markets. Total returns for the Fund and the indices include reinvestment of all dividends and capital gains. Dividends in the indices are reinvested gross of withholding taxes. The indices do not include commissions or fees that an investor purchasing the securities in these indices would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the indices are similar to those of the Fund, the securities owned by the Fund and those composing the indices are likely to be different, and any securities that the Fund and the indices have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the indices.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the year ended December 31, 2001

   Emerging markets outperformed the developed markets in 2001 in spite of the wide range of negative events that affected them in 2001. Though they were faced with events that ranged from the tragedy on September 11th to the deterioration of the global economy, the emerging markets asset class, as measured by the MSCI Emerging Markets Free Index ("EMFI") (the "benchmark"), finished the year very strong and posted a small decline of 2.37%. In spite of domestic problems in Turkey and Argentina, sentiment towards the asset class improved throughout the year. The markets seemed to finally have recognized the strength of the Asian economies, the integration of Eastern Europe to the West as well as Mexico to the US, and the very attractive valuations in most emerging countries.

   The biggest Asian story in 2001 was the ascension of China into the World Trade Organization. We have already seen some of the world's major companies begin to establish offices and open large-scale manufacturing bases in China. We believe this process will accelerate at an even more rapid pace over the next few years. The revamping of the state-owned enterprises, along with the financial system, will lead to increasing investment opportunities for both local and foreign investors. Korea and Taiwan, both with export-dependent economies, fared reasonably well considering the sluggishness experienced in their technology markets. We began to see a recovery towards year-end and expect that they will both benefit as the US comes out from its doldrums. Korea has an extra benefit of a structural shift, away from a chaebol-dominated economy into one more equally balanced with the consumers. Weakness in the yen has, so far, been manageable for the Asian economies but this could potentially contribute to heightened friction as the Japanese government continues to apply ineffective financial remedies to problems that are structural in nature. We believe Asia will be one of the major beneficiaries as the world's major economies emerge from the current slow growth path.

   In the Europe, Middle East and Africa ("EMEA") region, Russia outperformed all global markets for the third consecutive year. The major structural economic reforms implemented in the last few years, coupled with the more stable political arena, helped offset lower oil prices. Russia's economy grew 5% in 2001 while its currency remained stable. Weaker export markets in Europe affected the Eastern European economies as their currencies, linked to the European Euro, lost competitiveness. The devaluation of the Turkish lire early in the year continued to wreak havoc on the economy, which contracted more than 6%. However, as more foreign aid is promised, this debt-ridden economy should begin to stabilize. The war in Israel and the global economic slowdown are having a tremendously negative impact on Israel's economy. Israel's technology sector saw a big decline in exports as a result of the reduction in global capital spending. In addition, tourist revenue and foreign direct investments also dropped sharply, causing the budget deficit to worsen after two years of improvement. Sentiment should remain subdued as long as the conflict persists. South African exports were generally stronger as the rand depreciated. However, domestic issues and persistent problems in neighboring Zimbabwe continue to affect this large market.

   Argentina was once again the center of attention in Latin America. The government continued to face a very difficult environment in 2001, which eventually ended up costing the President his job. At the time of this writing, the country has not yet found stability and the structural problems continue to plague this nation. Brazil managed to distance itself from Argentina in the second half of the year as investors recognized the improvement in its fiscal and trade accounts, and the energy crisis proved to be a temporary factor. As these issues give way to the upcoming October elections, Brazil may become more volatile but should continue to trade on its own merits. The smaller markets, with the exception of Chile, continue to provide investors with large doses of risk, mostly from political issues. Chile and Mexico continue to show the best economic management in the region. Unfortunately Chile is a market of limited opportunities while Mexico offers a deep and liquid market that should benefit from the end of the economic slowdown in the US. The passing of its fiscal reform prompted another credit agency to upgrade Mexico's rating to investment grade, which should bring long-term benefits to the entire economy.

Fund performance during the year ended December 31, 2001

   The Emerging Markets Fund's (the "Fund") performance for the year was a positive 0.62% while the MSCI EMFI declined - 2.37%. The Fund's excess performance over the benchmark was primarily due to the outperformance of the Fund's EMEA holdings over the benchmark's EMEA securities. From a sector perspective, seven out of the ten economic sectors posted positive performances, but these were offset by double digit declines in telecommunication services, health care and consumer staples. Still, the Fund's holdings outperformed the benchmark index in seven of the ten sectors, particularly in information technology and industrials, where the Fund's holdings posted double digit increases, versus losses or very small gains for the EMFI constituents.

   The Fund's low turnover in 2001 meant that most sector weights continued to be similar to the previous year's. The Fund is still underweight in the consumer sectors as well as in information technology and utilities sectors where value opportunities are not abundant. The overweight positions on the other hand are still being maintained in the financial sector, the telecommunications sector, and in energy, where the Fund is ideally positioned for a rebound in global economic activity.

Market Outlook

   The markets seem to have recognized the strength of the Asian economies, the integration of Eastern Europe to the West as well as Mexico to the U.S., and the very attractive valuations in most emerging countries. While global growth expectations slowed down considerably following the terrorist attacks of last September, the most recent forecasts still expect the developing economies to outgrow the developed world. Also, emerging economies in general are healthier today than they were in the last ten years or so and certainly prior to the Asian crisis. Interest rates are lower than they were before the Asian crisis. Currencies float freely for the most part and the accumulation of foreign reserves is a constant in Asia and Eastern Europe. Exchange rates are mostly undervalued, while they were overvalued prior to the Asian crisis. Inflation is also trending down and fiscal discipline is more accepted than before, with average inflation levels and fiscal deficits below their pre-crisis levels. A telling statistic is that seven emerging economies enjoy today investment grade ratings versus only four earlier in the decade. Emerging market valuations are at or near the lowest levels that the asset class has seen since statistics have been kept. 2001 was the beginning of what we believe could be a period of sustained solid performance.

   Thank you for your interest and investment in the Emerging Markets Fund. The analysts and portfolio managers at Hansberger Global Investors look forward to continuing to serve you utilizing our fundamental, value-based, disciplined investment approach.

                                          For the Emerging Markets Fund Team
                                          Francisco J. Alzuru, CFA
                                          Managing Director of Latin America
                                          Hansberger Global Investors, Inc.

  Change in Value of a $10,000 Investment in the Hansberger Emerging Markets Fund vs. MSCI Everging Markets Free Index 1/1/97-12/31/01

  ----------------------------------------------------------------
                                       Total Returns
  ----------------------------------------------------------------
                        Hansberger Emerging  MSCI Emerging Markets
  Time Period              Markets Fund           Free Index
  ----------------------------------------------------------------
  One Year                     0.62%                (2.37)%
  Three Year                   5.91%                 4.07%
  Five Year                   (6.79)%               (5.74)%
  Average Annual Since
  Inception (12/31/96)        (6.79)%               (5.74)%
  ----------------------------------------------------------------

                                      [CHART]

         Hansberger Emerging  MSCI Emerging Markets
            Markets Fund      Free Index
         -------------------  --------------
  12/96       $10,000            $10,000
   1/97        10,375             10,682
   2/97        10,623             11,140
   3/97        10,356             10,847
   4/97        10,375             10,866
   5/97        10,603             11,177
   6/97        11,215             11,775
   7/97        11,947             11,951
   8/97        11,334             10,430
   9/97        11,483             10,719
  10/97         9,753              8,960
  11/97         8,647              8,633
  12/97         8,489              8,841
   1/98         7,720              8,148
   2/98         8,579              8,999
   3/98         8,759              9,389
   4/98         8,679              9,287
   5/98         7,570              8,014
   6/98         6,671              7,173
   7/98         6,701              7,401
   8/98         4,754              5,261
   9/98         4,934              5,595
  10/98         5,553              6,184
  11/98         6,152              6,698
  12/98         5,924              6,601
   1/99         6,004              6,495
   2/99         5,793              6,558
   3/99         6,405              7,422
   4/99         7,668              8,340
   5/99         7,627              8,292
   6/99         8,630              9,233
   7/99         8,229              8,982
   8/99         8,098              9,064
   9/99         7,397              8,757
  10/99         7,688              8,943
  11/99         8,389              9,745
  12/99         9,822             10,985
   1/00         9,472             11,050
   2/00         9,452             11,196
   3/00         9,852             11,251
   4/00         8,860             10,184
   5/00         8,329              9,763
   6/00         8,790             10,107
   7/00         8,610              9,587
   8/00         8,830              9,634
   9/00         7,798              8,793
  10/00         7,257              8,156
  11/00         6,635              7,443
  12/00         6,993              7,622
   1/01         7,790              8,672
   2/01         7,294              7,993
   3/01         6,512              7,208
   4/01         6,953              7,564
   5/01         7,234              7,654
   6/01         7,003              7,497
   7/01         6,582              7,023
   8/01         6,542              6,954
   9/01         5,779              5,878
  10/01         6,140              6,243
  11/01         6,752              6,894
  12/01         7,037              7,442


  The above graph compares the Fund's performance with the MSCI Emerging Markets Free Index, a broad-based unmanaged index that represents the general performance of equity markets in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. Dividends in the indices are reinvested gross of withholding taxes. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

  Hansberger International Value Fund

  Portfolio of Investments
  December 31, 2001


                                      Value
Shares                              (Note A1)
-------------------------------------
        Common Stocks - 98.5%
        Belgium - 1.5%
  6,797   Delhaize Le Lion S.A.... $   353,345
112,000   Fortis..................   2,903,712
                                   -----------
                                     3,257,057
                                   -----------
        Brazil - 2.3%
113,000   Companhia Vale do Rio
           Doce S.A., ADR.........   2,667,930
143,000   Tele Norte Leste
           Participacoes S.A......   2,235,090
                                   -----------
                                     4,903,020
                                   -----------
        China - 1.0%
640,000   China Mobile Ltd. (a)...   2,252,958
                                   -----------
        Finland - 3.1%
373,100   Metso Oyj...............   3,915,655
108,000   TietoEnator Oyj.........   2,857,642
                                   -----------
                                     6,773,297
                                   -----------
        France - 12.8%
158,100   Alstom S.A..............   1,756,271
 99,400   Axa.....................   2,074,897
 34,000   Cap Gemini S.A..........   2,452,431
 30,600   Compagnie de Saint
           Gobain S.A.............   4,613,051
 22,000   Groupe Danone...........   2,680,652
 50,000   Pechiney S.A. Class A...   2,574,813
 48,000   Schneider Electric S.A..   2,305,325
 67,000   Suez S.A................   2,026,052
  3,340   Technip-Coflexip S.A....     445,589
 22,500   TotalFinaElf S.A........   3,209,845
284,492   Usinor S.A..............   3,555,032
                                   -----------
                                    27,693,958
                                   -----------
        Germany - 7.8%
 56,400   Adidas-Salomon AG (a)...   4,228,670
 62,900   BASF AG.................   2,335,631
 37,300   Deutsche Bank AG........   2,634,065
 74,600   E. on AG................   3,860,199
 25,000   Volkswagen AG...........   1,167,338
 89,000   Volkswagen AG PFD.......   2,758,607
                                   -----------
                                    16,984,510
                                   -----------
        Greece - 1.3%
175,000   Hellenic
           Telecommunications
           Organization S.A.......   2,848,303
                                   -----------
        Hong Kong - 2.9%
268,500   Hutchison Whampoa Ltd...   2,591,084

                                         Value
 Shares                                (Note A1)
-------------------------------------
          Hong Kong (continued)
1,260,000   SmarTone
             Telecommunications
             Holdings Ltd. (a)....... $ 1,502,741
  706,500   Wing Hang Bank
             Ltd.....................   2,265,077
                                      -----------
                                        6,358,902
                                      -----------
          Ireland - 1.1%
  250,140   Bank of Ireland..........   2,318,184
                                      -----------
          Italy - 2.8%
  278,500   ENI S.p.A................   3,487,585
  927,180   Parmalat Finanziaria
             S.p.A...................   2,498,639
                                      -----------
                                        5,986,224
                                      -----------
          Japan - 14.7%
  556,000   Asahi Kasei Corp.........   1,952,292
  117,000   Daiichi Pharmaceutical
             Co., Ltd................   2,277,394
   52,000   Honda Motor Co., Ltd.....   2,075,951
   60,800   Lawson, Inc..............   1,740,392
   33,000   Mabuchi Motor Co., Ltd...   2,720,507
1,350,000   Mazda Motor Corp.........   2,401,053
  210,000   NEC Corp.................   2,143,201
  148,000   Omron Corp...............   1,977,024
   35,000   Promise Co., Ltd.........   1,894,202
   13,000   Rohm Co., Ltd. (a).......   1,687,951
  160,000   Sankyo Co., Ltd..........   2,741,880
   57,000   Sony Corp................   2,606,236
  433,000   Sumitomo Trust &
             Banking Co., Ltd........   1,758,376
   37,000   Takeda Chemical
             Industries, Ltd.........   1,674,822
   48,300   TDK Corp.................   2,278,493
                                      -----------
                                       31,929,774
                                      -----------
          Korea - 2.8%
   79,734   Kookmin Bank.............   3,034,584
   32,700   Pohang Iron & Steel Co.,
             Ltd.....................   3,048,834
                                      -----------
                                        6,083,418
                                      -----------
          Mexico - 3.7%
  114,000   Cemex S.A. de C.V. ADR...   2,815,800
   54,500   Grupo Televisa S.A. ADR
             (a).....................   2,353,310

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2001


                                       Value
Shares                               (Note A1)
-------------------------------------
        Common Stocks (continued)
        Mexico (continued)
 80,000   Telefonos de Mexico
           S.A., Class L ADR...... $    2,801,600
                                   --------------
                                        7,970,710
                                   --------------
        Netherlands - 2.8%
103,000   ING Groep N.V...........      2,623,657
156,100   Wolters Kluwer N.V......      3,554,185
                                   --------------
                                        6,177,842
                                   --------------
        Russia - 1.6%
 70,000   LUKOIL Holdings
           ADR....................      3,447,500
                                   --------------
        Singapore - 2.3%
345,000   DBS Group Holdings
           Ltd....................      2,578,391
405,000   Singapore Airlines Ltd..      2,412,673
                                   --------------
                                        4,991,064
                                   --------------
        Spain - 3.5%
493,000   Banco Santander
           Central Hispano S.A....      4,126,042
256,000   Telefonica S.A. (a).....      3,422,127
                                   --------------
                                        7,548,169
                                   --------------
        Sweden - 4.1%
100,000   Atlas Copco AB..........      2,107,003
215,400   Electrolux AB...........      3,221,192
661,574   Nordea AB...............      3,508,553
                                   --------------
                                        8,836,748
                                   --------------
        Switzerland - 8.2%
 22,970   Nestle S.A..............      4,896,652
 91,600   Novartis AG,
           (Registered)...........      3,309,647
 46,600   Roche Holding AG........      3,325,364
 14,635   Swisscom AG.............      4,054,017
  9,486   Zurich Financial
           Services AG............      2,224,977
                                   --------------
                                       17,810,657
                                   --------------
        Taiwan - 0.8%
667,800   Taiwan Semiconductor
           Manufacturing Co.,
           Ltd. (a)...............      1,671,888
                                   --------------

                                        Value
 Shares                               (Note A1)
-------------------------------------
          Thailand - 0.8%
2,000,000   Advanced Info Service
             Public Co., Ltd....... $    1,842,641
                                    --------------
          United Kingdom - 16.6%
  330,800   Boots Co., plc.........      2,808,447
  112,200   GlaxoSmithKline plc....      2,807,982
  371,000   Great Universal Stores
             plc...................      3,475,761
  304,727   HSBC Holdings
             plc (a)...............      3,565,944
  600,000   Kingfisher plc.........      3,494,716
  302,800   Lloyds TSB Group plc...      3,281,035
  360,000   Nycomed Amersham
             plc...................      3,474,671
  973,478   Rolls-Royce plc........      2,354,272
  130,500   Royal Bank of
             Scotland Group plc....      3,169,298
  129,571   Royal Bank of Scotland
             Group plc, value
             shares (a)............        148,209
  304,000   Standard Chartered
             plc...................      3,620,793
  471,000   Unilever plc...........      3,858,480
                                    --------------
                                        36,059,608
                                    --------------
          Total -- Common Stocks
            (Cost $224,070,109)....    213,746,432
                                    --------------

  Face
 Amount                                 Value
  (000)                               (Note A1)
-------------------------------------
          U.S. Government Obligations - 1.4%
          U.S. Treasury Bill - 1.4%
3,039,000   3/21/02, 1.71%
             (Cost $3,027,837)..... $    3,027,837
                                    --------------
          TOTAL INVESTMENTS -- 99.9%
            (Cost $227,097,946)....    216,774,269
          Other Assets and
           Liabilities (Net) --
            (0.1)%.................        290,778
                                    --------------
          NET ASSETS -- 100%....... $  217,065,047
                                    ==============

(a)Non-income producing securities
ADRAmerican Depositary Receipt
PFDPreferred

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2001


                            Sector Diversification

                                              % of
                                              Net      Market
                                             Assets    Value
                -------------------------------------
                Financials                     23.2 $ 50,321,106
                Consumer Discretionary         14.5   31,337,014
                Industrials                    11.1   24,161,774
                Telecom. Services               9.7   20,959,473
                Health Care                     9.0   19,611,760
                Materials                       8.7   18,950,329
                Consumer Staples                8.7   18,836,605
                Information Technology          6.0   13,091,604
                Energy                          4.9   10,590,517
                Utilities                       2.7    5,886,249
                Government Obligations          1.4    3,027,838
                                             ------ ------------
                  Total Investments            99.9  216,774,269
                Other Assets and Liabilities
                 (Net)                          0.1      290,778
                                             ------ ------------
                  Net Assets                  100.0 $217,065,047
                                             ====== ============

The accompanying notes are an integral part of the financial statements.

  Hansberger Emerging Markets Fund

  Portfolio of Investments
  December 31, 2001


                                            Value
  Shares                                  (Note A1)
-------------------------------------
               Common Stocks - 97.4%
               Brazil - 8.8%
    233,000      Companhia Brasileira
                  de Distribuicao
                  Grupo Pao de
                  Acucar ADR........... $   5,126,000
    291,900      Companhia Vale do
                  Rio Doce S.A. ADR....     6,891,759
    160,300      Petroleo Brasileiro
                  S.A. ADR.............     3,734,990
    205,987      Tele Norte Leste
                  Participacoes S.A.
                  ADR..................     3,219,577
    134,000      Unibanco - Uniao de
                  Bancos Brasileiros
                  S.A. GDR.............     2,988,200
                                        -------------
                                           21,960,526
                                        -------------
               China - 6.4%
  1,530,000      China Mobile Ltd. (a).     5,385,977
 28,500,000      China Petroleum &
                  Chemical Corp........     3,910,744
     60,000      Huaneng Power
                  International, Inc.
                  ADR..................     1,446,000
 59,934,000      Shanghai
                  Petrochemical Co.,
                  Ltd..................     5,380,244
                                        -------------
                                           16,122,965
                                        -------------
               Croatia - 1.7%
    415,000      Pliva d.d. GDR (b)....     4,142,904
                                        -------------
               Czech Republic - 1.8%
    454,999      Komercni Banka A.S.
                  GDR (a)..............     4,414,218
                                        -------------
               Greece - 2.8%
    423,666      Hellenic
                  Telecommunications
                  Organization S.A.....     6,895,593
                                        -------------
               Hong Kong - 10.2%
    694,428      HSBC Holdings
                  plc (a)..............     8,126,262
    707,700      Hutchison Whampoa
                  Ltd..................     6,829,461
  4,226,000      SmarTone
                  Telecommunications
                  Holdings Ltd. (a)....     5,040,146
  1,741,500      Wing Hang Bank Ltd....     5,583,341
                                        -------------
                                           25,579,210
                                        -------------

                                            Value
  Shares                                  (Note A1)
-------------------------------------
               Hungary - 4.0%
     91,000      Gedeon Richter Rt..... $   4,978,824
    303,000      Matav Rt. ADR.........     5,147,970
                                        -------------
                                           10,126,794
                                        -------------
               India - 5.0%
  1,161,000      Gujarat Ambuja
                  Cements Ltd..........     4,573,454
  1,002,000      Larsen & Toubro Ltd...     3,977,246
  1,965,000      Tata Engineering &
                  Locomotive
                  GDR (b)..............     4,066,961
                                        -------------
                                           12,617,661
                                        -------------
               Korea - 14.2%
    223,206      Kookmin Bank
                  ADR (a)..............     8,682,713
    339,400      Korea Electric Power
                  (KEPCO) Corp.........     5,628,567
    101,000      Korea Telecom Corp....     3,855,522
    409,000      Pohang Iron & Steel
                  Co., Ltd. ADR (a)....     9,407,000
     37,842      Samsung Electronics
                  Co...................     8,068,718
                                        -------------
                                           35,642,520
                                        -------------
               Malaysia - 4.1%
  3,891,000      Road Builder (M)
                  Holdings Bhd.........     4,607,703
  7,500,000      Technology
                  Resources
                  Industries Bhd. (a)..     5,703,872
                                        -------------
                                           10,311,575
                                        -------------
               Mexico - 10.9%
    246,271      Cemex S.A. de C.V.
                  ADR (a)..............     6,082,894
     83,000      Grupo Televisa S.A.
                  ADR (a)..............     3,583,940
  1,200,000      Kimberly-Clark de
                  Mexico S.A. de C.V...     3,522,936
  1,730,000      Nueva Grupo Mexico
                  S.A..................     1,709,971
    177,000      Panamerican
                  Beverages, Inc.......     2,630,220
    110,400      Telefonos de Mexico
                  S.A., Class L, ADR...     3,866,208
    312,000      Tubos de Acero de
                  Mexico S.A. ADR......     2,789,280
    114,000      Wal-Mart de Mexico
                  S.A. de C.V. ADR (a).     3,100,800
                                        -------------
                                           27,286,249
                                        -------------

The accompanying notes are an integral part of the financial statements.

  Hansberger Emerging Markets Fund

  Portfolio of Investments
  December 31, 2001



                                            Value
  Shares                                  (Note A1)
-------------------------------------
               Common Stocks (continued)
               Poland - 4.5%
    215,000      Agora S.A. (a)......... $  2,787,137
  1,038,000      Polski Koncern Naftowy
                  Orlen S.A.............    4,974,023
    961,300      Telekomunikacja
                  Polska S.A. GDR (b)...    3,405,213
                                         ------------
                                           11,166,373
                                         ------------
               Russia - 9.9%
    120,000      LUKOIL Holdings
                  ADR (a)...............    5,910,000
    140,000      Mobile Telesystems
                  ADR...................    4,992,400
  1,648,100      Mosenegro ADR..........    6,823,134
    445,800      Surgutneftegaz ADR.....    6,972,312
                                         ------------
                                           24,697,846
                                         ------------
               Singapore - 4.1%
  1,038,480      DBS Group Holdings
                  Ltd...................    7,761,183
    414,000      Singapore Airlines
                  Ltd...................    2,466,288
                                         ------------
                                           10,227,471
                                         ------------
               Taiwan - 5.5%
 11,458,090      Chinatrust Commercial
                  Bank..................    6,884,689
  2,735,000      Taiwan
                  Semiconductor
                  Manufacturing Co.,
                  Ltd. (a)..............    6,847,282
                                         ------------
                                           13,731,971
                                         ------------
               Thailand - 2.1%
  5,824,200      Advanced Info
                  Service Public Co.,
                  Ltd...................    5,365,954
                                         ------------
               United Kingdom - 1.4%
  2,683,000      Old Mutual plc.........    3,409,926
                                         ------------
               Total -- Common Stocks
                 (Cost $236,440,818)....  243,699,756
                                         ------------
  No. of
 Warrants
---------------
               Warrants - 0.0%
               Mexico - 0.0%
     10,820      Cemex S.A.,
                  Warrants, expiring
                  12/13/02 (a) (Cost
                  $18,935)..............       26,239
                                         ------------

  Face
 Amount                                          Value
  (000)                                        (Note A1)
-------------------------------------
          U.S. Government Obligations - 2.3%
          U.S. Treasury Bill - 2.3%
5,756,000   3/21/02, 1.71% (Cost $5,735,259). $  5,735,259
                                              ------------
          TOTAL INVESTMENTS -- 99.7%
            (Cost $242,195,012)..............  249,461,254
          Other Assets and Liabilities (Net)
           0.3%..............................      695,596
                                              ------------
          NET ASSETS -- 100%................. $250,156,850
                                              ============

(a)Non-income producing securities
(b)144A Security - Certain conditions for public sale may exist. At December 31, 2001, the value of these Securities amounted to $11,615,078 or 4.6% of net assets.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt

                            Sector Diversification

                                         % of
                                         Net      Market
                                        Assets    Value
-------------------------------------
Financials                                21.9 $ 54,679,996
Telecom. Services                         21.1   52,878,432
Materials                                 16.1   40,383,777
Energy                                    10.2   25,502,068
Consumer Discretionary                     7.5   18,664,838
Information Technology                     6.0   14,916,000
Utilities                                  5.6   13,897,701
Industrials                                4.4   11,051,236
Health Care                                3.6    9,121,727
Government Obligations                     2.3    5,735,259
Consumer Staples                           1.0    2,630,220
                                        ------ ------------
 Total Investments                        99.7  249,461,254
Other Assets and Liabilities (Net)         0.3      695,596
                                        ------ ------------
 Net Assets                              100.0 $250,156,850
                                        ====== ============

The accompanying notes are an integral part of the financial statements.

  Statements of Assets and Liabilities

  December 31, 2001

                                                   International   Emerging
                                                       Value       Markets
                                                       Fund          Fund
                                                   ------------- ------------
 ASSETS:
 Investments, at Cost -- see accompanying
  portfolios...................................... $227,097,946  $242,195,012
 Foreign Currency, at Cost........................           --       718,052
                                                   ------------  ------------
                                                    227,097,946   242,913,064
                                                   ============  ============
 Investments, at Value (Note A1).................. $216,774,269  $249,461,254
 Foreign Currency, at Value.......................           --       672,062
 Cash.............................................          305         1,087
 Dividends Receivable.............................      682,355       516,178
 Receivable for Fund Shares Sold..................           --        15,000
 Other Assets.....................................          742            --
                                                   ------------  ------------
  Total Assets....................................  217,457,671   250,665,581
                                                   ------------  ------------
 LIABILITIES:
 Distributions Payable............................      165,311       233,106
 Investment Advisory Fees Payable (Note B)........      120,567       151,522
 Administration Fees Payable......................       27,604        29,488
 Custodian Fees Payable...........................       36,895        53,578
 Professional Fees Payable........................       24,015        24,422
 Accrued Expenses and Other Liabilities...........       18,232        16,615
                                                   ------------  ------------
  Total Liabilities...............................      392,624       508,731
                                                   ------------  ------------
 Net Assets....................................... $217,065,047  $250,156,850
                                                   ============  ============
 NET ASSETS CONSIST OF:
 Paid-in Capital.................................. $257,522,362  $265,797,837
 Undistributed Net Investment Income..............      767,362        95,053
 Accumulated Net Realized Loss....................  (30,886,123)  (22,956,527)
 Unrealized Appreciation (Depreciation) of
  Investments and Foreign Currency Translations...  (10,338,554)    7,220,487
                                                   ------------  ------------
 Net Assets....................................... $217,065,047  $250,156,850
                                                   ============  ============
 Shares of Beneficial Interest Outstanding
  (unlimited authorization, no par value).........   25,347,121    36,052,812
                                                   ============  ============
 Net Asset Value Per Share........................ $       8.56  $       6.94
                                                   ============  ============

The accompanying notes are an integral part of the financial statements.

  Statements of Operations

  Year Ended December 31, 2001

                                                                            International   Emerging
                                                                                Value       Markets
                                                                                Fund          Fund
                                                                            ------------- ------------
Investment Income:
Dividends.................................................................. $  5,503,276  $  5,941,229
Interest...................................................................      296,451       307,981
  Less: Foreign Taxes Withheld.............................................     (543,564)     (150,732)
                                                                            ------------  ------------
  Total Income.............................................................    5,256,163     6,098,478
                                                                            ------------  ------------
Expenses:
Investment Advisory Fees (Note B):
  Basic Fees...............................................................    1,759,504     2,438,440
  Less: Fees Waived........................................................     (119,377)     (288,529)
                                                                            ------------  ------------
Investment Advisory Fees -- Net............................................    1,640,127     2,149,911
Administration Fees........................................................      294,030       303,471
Custodian Fees.............................................................      246,783       379,886
Professional Fees..........................................................       61,403        58,994
Registration and Filing Fees...............................................       40,159        36,456
Shareholder Reports........................................................       18,045        19,146
Trustees' Fees and Expenses (Note E).......................................       10,306        10,420
Amortization of Organization Costs (Note A5)...............................        9,289        25,256
Miscellaneous Expenses.....................................................       26,944        32,098
                                                                            ------------  ------------
Net Expenses...............................................................    2,347,086     3,015,638
                                                                            ------------  ------------
Net Investment Income......................................................    2,909,077     3,082,840
                                                                            ------------  ------------
Net Realized Loss:
Security Transactions......................................................  (24,500,842)  (14,544,614)
Foreign Currency Transactions..............................................     (605,768)     (121,173)
                                                                            ------------  ------------
Net Realized Loss..........................................................  (25,106,610)  (14,665,787)
                                                                            ------------  ------------
Change in Net Unrealized Appreciation (Depreciation) on:
Investments................................................................  (16,658,466)   12,813,988
Foreign Currency Translations..............................................        7,487         7,465
Translation of Other Assets and Liabilities Denominated in Foreign Currency      (28,631)      (72,038)
                                                                            ------------  ------------
  Change in Net Unrealized Appreciation (Depreciation) during the period...  (16,679,610)   12,749,415
                                                                            ------------  ------------
Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation)........  (41,786,220)   (1,916,372)
                                                                            ------------  ------------
Net Increase (Decrease) in Net Assets Resulting from Operations............ $(38,877,143) $  1,166,468
                                                                            ============  ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                               International Value Fund
                                                                          ----------------------------------
                                                                             Year Ended        Year Ended
                                                                          December 31, 2001 December 31, 2000
                                                                          ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income....................................................   $  2,909,077      $   3,184,259
Net Realized Loss........................................................    (25,106,610)        (7,527,560)
Change in Net Unrealized Depreciation....................................    (16,679,610)       (32,731,043)
                                                                            ------------      -------------
Net Decrease in Net Assets Resulting from Operations.....................    (38,877,143)       (37,074,344)
                                                                            ------------      -------------
Distributions:
Net Investment Income....................................................     (1,967,465)        (1,756,718)
                                                                            ------------      -------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold................................................     43,533,131         26,155,913
Net Asset Value on Reinvestment of Distributions.........................      1,623,072          1,594,288
Cost of Shares Redeemed..................................................    (35,033,088)      (108,437,162)
Transaction Fees.........................................................        201,915            587,193
                                                                            ------------      -------------
Increase (Decrease) in Net Assets from Capital Share Transactions........     10,325,030        (80,099,768)
                                                                            ------------      -------------
Net Decrease in Net Assets...............................................    (30,519,578)      (118,930,830)
Net Assets:
  Beginning of Year......................................................    247,584,625        366,515,455
                                                                            ------------      -------------
  End of Year............................................................   $217,065,047      $ 247,584,625
                                                                            ============      =============
  Undistributed Net Investment Income Included in End of Year Net Assets.   $    767,362      $     613,922
                                                                            ============      =============

The accompanying notes are an integral part of the financial statements.

  Statement of Changes in Net Assets

                                                                                                  Emerging Markets Fund
                                                                                           ----------------------------------
                                                                                              Year Ended        Year Ended
                                                                                           December 31, 2001 December 31, 2000
                                                                                           ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income.....................................................................   $  3,082,840      $     736,566
Net Realized Gain (Loss)..................................................................    (14,665,787)         7,342,813
Change in Net Unrealized Appreciation (Depreciation)......................................     12,749,415       (112,347,694)
                                                                                             ------------      -------------
Net Increase (Decrease) in Net Assets Resulting from Operations...........................      1,166,468       (104,268,315)
                                                                                             ------------      -------------
Distributions:
Net Investment Income.....................................................................     (2,570,440)          (261,684)
                                                                                             ------------      -------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold.................................................................     14,302,579         30,154,665
Net Asset Value on Reinvestment of Distributions..........................................      2,272,571            251,348
Cost of Shares Redeemed...................................................................    (14,190,420)       (27,599,171)
Transaction Fees..........................................................................        166,538            526,642
                                                                                             ------------      -------------
Increase in Net Assets from Capital Share Transactions....................................      2,551,268          3,333,484
                                                                                             ------------      -------------
Net Increase (Decrease) in Net Assets.....................................................      1,147,296       (101,196,515)
Net Assets:
  Beginning of Year.......................................................................    249,009,554        350,206,069
                                                                                             ------------      -------------
  End of Year.............................................................................   $250,156,850      $ 249,009,554
                                                                                             ============      =============
  Undistributed (Distribution in Excess of) Net Investment Income Included in End of Year
   Net Assets.............................................................................   $     95,053      $    (321,429)
                                                                                             ============      =============

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period

                                                                               International Value Fund
                                                                 ---------------------------------------------------
                                                                                Year Ended December 31,
                                                                 ---------------------------------------------------
                                                                   2001       2000       1999      1998       1997
                                                                 --------   --------   --------  --------   --------
Net Asset Value, Beginning of Year.............................. $  10.21   $  11.49   $   8.97  $   9.79   $  10.12
                                                                 --------   --------   --------  --------   --------
Increase (decrease) from Investment Operations:
Net Investment Income...........................................     0.12       0.13       0.13      0.14       0.10
Net Realized and Unrealized Gain (Loss).........................    (1.69)     (1.34)      2.50     (0.81)     (0.25)
                                                                 --------   --------   --------  --------   --------
Net Increase (decrease) from Investment Operations..............    (1.57)     (1.21)      2.63     (0.67)     (0.15)
                                                                 --------   --------   --------  --------   --------
Less Distributions from:
Net Investment Income...........................................    (0.08)     (0.07)     (0.11)    (0.11)     (0.08)
In Excess of Net Investment Income..............................       --         --         --        --         --+
Capital Gains...................................................       --         --         --     (0.04)     (0.10)
                                                                 --------   --------   --------  --------   --------
Total Distributions.............................................    (0.08)     (0.07)     (0.11)    (0.15)     (0.18)
                                                                 --------   --------   --------  --------   --------
Net Asset Value, End of Year.................................... $   8.56   $  10.21   $  11.49  $   8.97   $   9.79
                                                                 ========   ========   ========  ========   ========
Total Return....................................................   (15.41)%   (10.58)%    29.35%    (6.96)%    (1.46)%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)........................ $217,065   $247,585   $366,515  $280,493   $186,559
Ratio of Expenses to Average Net Assets (1).....................     1.00 %     1.00 %     1.00%     1.00 %     1.00 %
Ratio of Net Investment Income to Average Net Assets (1)........     1.24 %     1.07 %     1.31%     1.82 %     1.84 %
Portfolio Turnover Rate.........................................       49 %       71 %       51%       32 %       14 %
-----------------------------
(1)Effect of voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets......................     1.05 %     1.04 %     1.03%     1.10 %     1.29 %
   Ratio of Net Investment Income (Loss) to Average Net Assets..     1.19 %     1.03 %     1.28%     1.72 %     1.55 %

+ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period

                                                                                Emerging Markets Fund
                                                                 --------------------------------------------------
                                                                               Year Ended December 31,
                                                                 --------------------------------------------------
                                                                   2001       2000       1999      1998      1997
                                                                 --------   --------   --------  --------   -------
Net Asset Value, Beginning of Year.............................. $   6.97   $   9.80   $   5.91  $   8.50   $ 10.12
                                                                 --------   --------   --------  --------   -------
Increase (decrease) from Investment Operations:
Net Investment Income...........................................     0.09       0.02       0.03      0.04      0.05
Net Realized and Unrealized Gain (Loss).........................    (0.05)     (2.84)      3.86     (2.61)    (1.58)
                                                                 --------   --------   --------  --------   -------
  Net Increase (decrease) from Investment Operations............     0.04      (2.82)      3.89     (2.57)    (1.53)
                                                                 --------   --------   --------  --------   -------
Less Distributions from:
Net Investment Income...........................................    (0.07)        --         --     (0.02)    (0.07)
In Excess of Net Investment Income..............................       --      (0.01)        --        --+       --
Capital Gains...................................................       --         --         --        --     (0.02)
                                                                 --------   --------   --------  --------   -------
  Total Distributions...........................................    (0.07)     (0.01)        --     (0.02)    (0.09)
                                                                 --------   --------   --------  --------   -------
Net Asset Value, End of Year.................................... $   6.94   $   6.97   $   9.80  $   5.91   $  8.50
                                                                 ========   ========   ========  ========   =======
Total Return....................................................     0.62 %   (28.80)%    65.82%   (30.20)%  (15.11)%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)........................ $250,157   $249,010   $350,206  $142,671   $36,720
Ratio of Expenses to Average Net Assets (1).....................     1.25 %     1.25 %     1.25%     1.25 %    1.50 %
Ratio of Net Investment Income to Average Net Assets (1)........     1.27 %     0.23 %     0.39%     1.08 %    1.12 %
Portfolio Turnover Rate.........................................       25 %       70 %       43%       44 %      15 %
-----------------------------
(1)Effect of voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets......................     1.36 %     1.33 %     1.36%     1.68 %    2.18 %
   Ratio of Net Investment Income (Loss) to Average Net Assets..     1.16 %     0.15 %     0.28%     0.65 %    0.44 %

+ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

  December 31, 2001


Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 2001, the Trust was comprised of two separate active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The International Value Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. Accounting Policies: The following significant accounting policies are in conformity with accounting principles for investment companies generally accepted in the United States. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Occasionally, certain events affecting the values of securities maintained in the Funds' portfolios might occur between the close of the foreign exchanges on which those securities principally trade and the time at which the daily net asset value for the Funds is determined. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others.

  The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

  2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

  3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract on the date it is extinguished. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

  4. Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

  In determining the daily net asset value, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2001, the Funds had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, and the holding period of such investments and the related tax rates and other such factors. As of December 31, 2001, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

  For tax purposes ordinary income distributions paid for the year ended December 31, 2001 were $2,908,826 and $2,511,029 for the Emerging Markets Fund and International Value Fund respectively. Undistributed ordinary income for tax purposes as of December 31, 2001 is $445,009 and $965,641 for the Emerging Markets Fund and International Value Fund respectively.

  5. Organizational Costs: The organizational costs of the Funds were amortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors, Inc. has agreed that in the event any of its initial shares in a Fund are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

  6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distributions for the Funds are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing book and tax treatment for organizational expenses.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain
  (loss) on investments and foreign
  currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period. At December 31, 2001, the International Fund reclassified $788,172 and $9,289 from undistributed net investment income and paid in capital, respectively, to accumulated net realized gains. The Emerging Markets Fund reclassified $95,918 and $25,256 from undistributed net investment income and paid in capital, respectively, to accumulated net realized gains. These reclassifications have no impact on the Fund's net assets and are designed to present each Fund's capital accounts on a tax basis.

  Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or in excess of accumulated net realized gains.

  Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

B. Adviser: Hansberger Global Investors, Inc., (the "Adviser") a wholly-owned subsidiary of Hansberger Group, Inc., provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75% and 1.00% of average daily net assets of the International Value Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Value Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company) (the "Administrator"), a subsidiary of J.P. Morgan Chase & Co., provides the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of J.P. Morgan Investor Services Co. are officers of the Fund.

D. Custodian: The JPMorgan Chase Bank serves as the Trust's custodian in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Expenses for the period ended December 31, 2001, include legal fees paid to Morgan, Lewis & Bockius LLP. A partner of that firm was, until January 2002, a Trustee to the Trust.

F. Purchases and Sales: For the period ended December 31, 2001, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

       Fund                                     Purchases      Sales
       ----                                    ------------ ------------
       International Value Fund............... $125,859,379 $111,411,820
       Emerging Markets Fund..................   66,907,761   58,932,699

There were no purchases or sales of long-term U.S. Government securities during the period ended December 31, 2001.

G. Capital Share Transactions: Transactions in fund shares for the periods indicated below:

                                   International Value Fund  Emerging Markets Fund
                                   -----------------------  ----------------------
                                   Year Ended  Year Ended   Year Ended  Year Ended
                                    12/31/01    12/31/00     12/31/01    12/31/00
                                   ----------  -----------  ----------  ----------
Shares sold.......................  5,472,596    2,486,386   2,109,610   3,463,782
Shares issued on reinvestment of
 distributions....................    230,557      148,879     344,740      35,703
Shares repurchased................ (4,597,401) (10,295,727) (2,145,937) (3,480,255)
                                   ----------  -----------  ----------  ----------
Increase (decrease)...............  1,105,752   (7,660,462)    308,413      19,230
Fund shares:
Beginning of Year................. 24,241,369   31,901,831  35,744,399  35,725,169
                                   ----------  -----------  ----------  ----------
End of Year....................... 25,347,121   24,241,369  36,052,812  35,744,399
                                   ==========  ===========  ==========  ==========

Shareholders entering after April 1, 1997, are charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the International Value Fund and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, certain other transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

H. Other: At December 31, 2001, cost, unrealized appreciation, unrealized (depreciation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                            Net Unrealized
                                 Unrealized    Unrealized    Appreciation
     Fund              Cost     Appreciation (Depreciation) (Depreciation)
     ----          ------------ ------------ -------------- --------------
     International
      Value
      Fund........ $227,147,684 $21,962,429   $(32,335,844)  $(10,373,415)
     Emerging
      Markets
      Fund........  242,586,767  42,886,130    (36,011,643)     6,874,487

From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.

At December 31, 2001, the International Value Fund had capital loss carryforwards to offset future capital gains of $394,999, $6,131,536 and $14,549,347, which will expire December 31, 2006, December 31, 2008, and December 31, 2009, respectively. The Emerging Markets Fund had capital loss carryforwards to offset future capital gains of $5,560,701 and $17,040,768, which will expire December 31, 2006, and December 31, 2009, respectively.

Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the International Value Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $9,760,503 and post-October currency losses of $32,968. The Emerging Markets Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October currency losses of $80,156.

  Report of Independent Public Accountants

To the Shareholders and Trustees of
Hansberger Institutional Series:

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hansberger Institutional Series, a Massachusetts Business Trust (comprising, respectively, the International Value Fund and the Emerging Markets Fund) as of December 31, 2001 and the related statements of operations, the statements of changes in net assets and the financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Hansberger Institutional Series as of December 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for the years presented in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
February 1, 2002

  Federal Income Tax Information (Unaudited)

   For the year ended December 31, 2001, the Funds expect to pass through to shareholders foreign tax credits of approximately $543,564 and $150,732 for the International Value Fund and the Emerging Markets Fund, respectively. In addition, for the year ended December 31, 2001, net income derived from sources within foreign countries amounted to $5,503,275 and $5,879,882 for the International Value Fund and the Emerging Markets Fund, respectively.

  Trustees and Officers of the Trust


                                                                           Principal Occupation
Name and Address                        Offices with the Trust          during the Past Five Years
----------------                        ----------------------          --------------------------

THOMAS L. HANSBERGER* (68)............. President and Trustee  Chief Executive Officer, President and
515 East Las Olas Blvd.Fort Lauderdale,                        Treasurer, Hansberger Global Investors,
FL                                                             Inc., 1994 to present; Chief Executive
                                                               Officer, President and Treasurer,
                                                               Hansberger Group, Inc., 1999 to present;
                                                               President and Chief Executive Officer,
                                                               Templeton Worldwide, 1992 to 1993;
                                                               President, Director and Chief Executive
                                                               Officer, Templeton, Galbraith &
                                                               Hansberger Ltd., 1985 to 1992.

KATHRYN B. MCGRATH, ESQ.* (57)......... Trustee                Partner, Crowell & Moring LLP, 2002
1800 M Street, N.W.                                            to present, Morgan, Lewis & Bockius LLP,
Washington, DC                                                 1990 to 2002.

STUART B. ROSS (64).................... Trustee                Retired; Executive Vice President, Xerox
100 First Stamford Place                                       Corporation, 1990 to 1999; Chief
Stamford, CT                                                   Executive Officer, Xerox Financial
                                                               Services, Inc., 1990 to 1999.

WILLIAM F. WATERS, ESQ. (69)........... Trustee                Retired; former Senior Vice President,
640 Hollow Tree Ridge Road                                     Merrill Lynch, & Co., Inc. 1957 to 1996.
Darien, CT                                                     CEO of Merrill Lynch's International
                                                               Private Banking Group 1984 to 1996.

EDWARD M. TIGHE (59)................... Trustee                President, Global Fund Services 2000 to
608 NE 13th Ave.                                               present; Chief Executive Officer,
Ft. Lauderdale, FL                                             President, Citco Technology Management,
                                                               1993 to 2000.

J. CHRISTOPHER JACKSON, ESQ.* (50)..... Vice President         Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                        Inc.,1999 to present; Senior Vice President,
Fort Lauderdale, FL                                            General Counsel and Assistant Secretary,
                                                               Hansberger Global Investors, Inc., 1996 to
                                                               present; Senior Vice President, General
                                                               Counsel and Assistant Secretary of
                                                               Hansberger Group, Inc., 1999 to present;
                                                               General Counsel and Secretary, MCM
                                                               Group, Inc. and McCarthy, Crisanti &
                                                               Maffei, Inc., 1996 to 2001; Vice President,
                                                               Global Decisions Group, LLC; Trustee,
                                                               Hansberger Institutional Series, 1996 to
                                                               2001; Vice President, Associate General
                                                               Counsel and Assistant Secretary, Van
                                                               Kampen American Capital, Inc., 1986 to
                                                               1996.

  Trustees and Officers of the Trust

                                                          Principal Occupation
Name and Address        Offices with the Trust         during the Past Five Years
----------------        ----------------------         --------------------------

WESLEY E. FREEMAN (51).     Vice President     Managing Director, Hansberger Global
515 East Las Olas Blvd.                        Investors, Inc., 1996 to present; Executive
Fort Lauderdale, FL                            Vice President for Institutional Business
                                               Development, Templeton Worldwide,
                                               1989 to 1996.

PETER BRAUN (61)............... Vice President      Senior Vice President--Institutional
515 East Las Olas Blvd.                             Marketing, Hansberger Global Investors,
Fort Lauderdale, FL                                 Inc., 2000 to present; Director of
                                                    Institutional Sales and Marketing,
                                                    Santander Global Advisers, 1998 to 2000;
                                                    Principal, State Street Global Advisors,
                                                    1985 to 1998.

THOMAS A. CHRISTENSEN, Jr. (31) Treasurer           CFO, 1998 to present; Vice President and
515 East Las Olas Blvd.                             Controller, Hansberger Global Investors,
Fort Lauderdale, FL                                 Inc., 1996 to 1998; CFO of Hansberger
                                                    Group, Inc. from 1999 to present.
                                                    Accountant, Arthur Andersen LLP, 1993 to
                                                    1996.

KIMBERLEY SCOTT (39)........... Secretary           Director, Hansberger Global Investors,
515 East Las Olas Blvd.                             Inc., 1999 to present; Senior Vice
Fort Lauderdale, FL                                 President, Chief Administrative Officer,
                                                    Chief Compliance Officer and Assistant
                                                    Treasurer, Hansberger Global Investors,
                                                    Inc., 1994 to present; Senior Vice
                                                    President, Executive Assistant and
                                                    Portfolio Supervisor, Templeton
                                                    Worldwide, 1992 to 1994.

KARL O. HARTMANN, ESQ. (46).... Assistant Secretary Senior Vice President and General
73 Tremont Street                                   Counsel, J.P. Morgan Investor Services
Boston, MA                                          Co., 1991 to present.

HELEN A. ROBICHAUD, ESQ. (49).. Assistant Secretary Vice President and Associate General
73 Tremont Street                                   Counsel, J.P. Morgan Investor Services
Boston, MA                                          Co., 1994 to present.

ELLEN WATSON (44).............. Assistant Secretary Supervisor, State Regulation of J.P. Morgan
73 Tremont Street                                   Investor Services Co., 1991 to present.
Boston, MA
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